Exhibit 99.1

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

A Special Meeting of the Board of Directors of Sheng Ying Entertainment Corp., a Nevada corporation, was held on the 16th day of December, 2017, for the purpose of considering the proposed acquisition of certain proprietary and confidential assets related to the development, marketing and sale of health-related products containing CBD, and transacting any other business as may properly come before the meeting.

Tom Raack, Director and Chairman of the Board, called the meeting to order, presided over the meeting and recorded the minutes of the meeting. Director Markus W. Frick also participated in the meeting.

The reading, correcting and approval of the minutes of the last meeting was waived by both Directors.

The Directors then considered a Draft of a proposed Asset Purchase Agreement (“Purchase Agreement”) whereby the Company would acquire certain proprietary and confidential assets related to the development, marketing and sale of health-related products containing CBD proposed operations plan to the production, marketing and sale of health-related products (“Assets”). The Assets are currently owned jointly by three (3) separate individuals, including Director Raack, together with his Brother, Steven Raack and a close business associate, Larry McNabney. The current Draft proposes that the consideration to be paid by the Company to the Sellers would consist entirely and solely in the form of restricted shares of the Company’s Common Stock. Pursuant to the terms of the proposed Purchase Agreement, a total of 9,000,000 shares of the Company’s restricted Common Stock would be paid as the sole and entire consideration for the Assets, with each of the 3 Sellers receiving 3,000,000 shares.

Director Raack then noted the conflict of interest that exists by virtue of his status as the sole officer and a Director of the Company, and one of the owners of the Assets. Accordingly, Director Raack abstained from all further consideration of any and all matters relating to the proposed Purchase Agreement.

Director Frick then presided over the meeting and noted that, based on his experience in the CBD industry, he believed, and in good faith, concluded, that the acquisition of the Assets by the Company, including the terms and conditions thereof, are fair, just and reasonable, in all respects. After due consideration of the proposal, and consultation with counsel and consultants, Director Frick then made and passed a Motion whereby it was:

RESOLVED that, the Purchase Agreement whereby the Company would acquire certain proprietary and confidential assets related to the development, marketing and sale of health-related products containing CBD, in consideration of the issuance of 9,000,000 shares of the Company’s restricted Common Stock, is approved, adopted and shall be executed by the Company. A fully executed copy of the Purchase Agreement is attached to these Minutes and shall be placed in the Company’s records. Director Frick is hereby authorized to execute and deliver the Purchase Agreement, together with any and all related documents on behalf of the Company.

FURTHER RESOLVED that, the Company be, and is hereby authorized to perform its obligations under the Purchase Agreement, and shall direct its transfer agent to issue 3,000,000 shares of the Company’s restricted Common Stock to each of the 3 Sellers, with appropriate legends required under applicable securities laws, rules and regulation, including, but not limited to Rule 144 promulgated under the Securities Act of 1933, as amended. The Sellers shall each execute appropriate subscription documents for the issuance of such shares, as determined appropriate by securities counsel, to insure compliance with all applicable securities laws, rules and regulations

FURTHER RESOLVED that, Director Frick is hereby authorized to and directed, as the “Authorized Signatory” of the Company, to:(a) execute and deliver for and on behalf of the Company under the common seal of the Company, or otherwise, any and all instruments and documents of any kind whatsoever required in connection with the foregoing resolutions, in such form and with such amendments or variations as the Authorized Signatory deems necessary, appropriate or expedient in the circumstance, and do or cause to be done all such other acts or things for or on behalf of the Company as may be, in the Authorized Signatory’s sole discretion, necessary, appropriate or expedient in the circumstances for the purpose of giving effect to this resolution and the completion of the matters contemplated herein and the execution and delivery by the Authorized Signatory of any agreement, direction, certificate, acknowledgement or other document of any kind whatsoever in the name of or on behalf of the Company in connection with any transaction or matter contemplated by this resolution shall be binding on the Company and shall be conclusively presumed to be the act of the Company.

1

The Directors then discussed the fact that the Purchase Agreement provided that Steve Raack, who was the founder and creator of a significant portion of the technology and intellectual property acquired by the Company through the Purchase Agreement, which has been approved and fully executed hereunder, be appointed as (1) a Director to fill the remaining term of Ms. Sreyneang Jin, who resigned from her official positions as Director and COO of the Company on October 25, 2017, and (2) the CEO and President of the Company.

Director Tom Raack abstained from the matter, and Director Markus Frick moved to appoint Steve Raack to the Director vacancy created by the referenced resignation. and approved the appointment of Steve Raack as a Director, and then adopted a resolution whereby it was:

RESOLVED that, Steve Raack be appointed as a Director, to serve until his successor is elected and accepts the position. Directors Tom Raack and Markus W. Frick then welcomed Steve Raack to the Board, and Director Steve Raack thanked the other Directors and stated his unconditional acceptance of his position.

The three (3) Directors then discussed a re-alignment of their respective positions in the management of the Company. After a discussion of the matter, the Directors adopted a resolution whereby it was:

RESOLVED that, the Board accept the voluntary resignation of Thomas Raack as Chairman of the Board, CEO and President, and that the Board appoint Steven Raack to serve as the Company’s new Chairman of the Board, CEO and President, all effective this date. Tom Raack will remain in his positions of Director, Secretary, Treasurer and Chief Financial Officer.

FURTHER RESOLVED that, the officers and counsel shall take all action and execute any and all documents deemed necessary and appropriate to file and notify regulatory authorities of this action, and otherwise comply with applicable laws, rules and regulations.

FURTHER RESOLVED that, the officers and corporate and securities counsel shall take any and all action, and execute any and all documents deemed necessary and appropriate, to effect the Resolutions adopted herein, including actions to file and notify regulatory authorities of this action, and otherwise comply with all applicable laws, rules and regulations.

There being no further business to come before the meeting, and upon motion duly made and seconded, the meeting was adjourned.

/s/Markus W. Frick
Markus W. Frick, Director

2

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

A Special Meeting of the Board of Directors of Sheng Ying Entertainment Corp., a Nevada corporation, was held on the 15th day of December, 2017, for the purpose of considering (1) the status of the Company’s business and proposed operations in the entertainment industry and (2) a proposed change of the Company’s business and proposed operations plan, and (3) transacting any other business as may properly come before the meeting.

Tom Raack, the Chairman of the Board, called the meeting to order, presided over the meeting and recorded the minutes of the meeting. Markus W. Frick, Director, also participated.

The reading, correcting and approval of the minutes of the last meeting was waived by the Directors.

Director Raack then discussed the Company’s current business and proposed operations in the entertainment industry, as well as a proposal to change the Company’s business and proposed operations plan to the development, marketing and sale of health-related products containing CBD.

Director Raack then discussed the conflict of interest that exists by virtue of his status as the sole officer and a director of the Company, and his involvement with his Brother in the proposed area of business being considered by the Company. Accordingly, Director Raack abstained from further discussion regarding the proposal and Director Frick presided over further consideration of the proposals.

After due consideration, and consultation with counsel and consultants, Director Frick then made a Motion whereby it was:

RESOLVED that, the Company abandon entirely its current business plans related to the entertainment industry, effective this date.

FURTHER RESOLVED that, the Company adopt and vigorously pursue a new proposed business and operations plan to engage in the development, marketing and sale of health-related products containing CBD., effective this date.

There being no further business to come before the meeting, and upon motion duly made and seconded, the meeting was adjourned.

/s/ Markus W. Frick
Markus W. Frick, Director

3

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

A Special Meeting of the Board of Directors of Sheng Ying Entertainment Corp., a Nevada corporation, was held on the 13th day of December, 2017, for the purpose of considering the status of the Company’s business and proposed operations in the entertainment industry; considering a proposed change of the Company’s business and proposed operations plan, together with the acquisition of certain proprietary and confidential assets related to the production, marketing and sale of health-related products containing CBD, and transacting any other business as may properly come before the meeting.

Tom Raack, Director and Chairman of the Board, called the meeting to order, presided over the meeting and recorded the minutes of the meeting. Director Markus W. Frick also participated in the meeting.

The reading, correcting and approval of the minutes of the last meeting was waived by both Directors.

The Directors then discussed and considered the Company’s current business and proposed operations in the entertainment industry, as well as a proposal to change the Company’s business and proposed operations plan to the production, marketing and sale of health-related products containing CBD.

The Directors then considered a Draft of a proposed Asset Purchase Agreement (“Purchase Agreement”) whereby the Company would acquire certain proprietary and confidential assets related to the development, marketing and sale of health-related products containing CBD proposed operations plan to the production, marketing and sale of health-related products (“Assets”). The Assets are currently owned jointly by three (3) separate individuals, including Director Raack, together with his Brother, Steven Raack and a close business associate, Larry McNabney. The current Draft proposes that the consideration to be paid by the Company to the Sellers would consist entirely and solely in the form of restricted shares of the Company’s Common Stock. Pursuant to the terms of the proposed Purchase Agreement, a total of 9,000,000 shares of the Company’s restricted Common Stock would be paid as the sole and entire consideration for the Assets, with each of the 3 Sellers receiving 3,000,000 shares.

Director Raack then noted the conflict of interest that exists by virtue of his status as the sole officer and a Director of the Company, and an owner of the Assets. Accordingly, Director Raack abstained from all further consideration of any and all matters relating to the proposed Purchase Agreement.

Director Frick then presided over the meeting and noted that, based on his experience in the CBD industry, he believed, and in good faith, concluded, that the acquisition of the Assets by the Company, including the terms and conditions thereof, are fair, just and reasonable, in all respects. After due consideration of the proposal, and consultation with counsel and consultants, Director Frick then made and passed a Motion whereby it was:

RESOLVED that, the Purchase Agreement whereby the Company would acquire certain proprietary and confidential assets related to the development, marketing and sale of health-related products containing CBD, in consideration of the issuance of 9,000,000 shares of the Company’s restricted Common Stock, is approved, adopted and shall be executed by the Company. A fully executed copy of the Purchase Agreement is attached to these Minutes and shall be placed in the Company’s records. Director Frick is hereby authorized to execute and deliver the Purchase Agreement, together with any and all related documents on behalf of the Company.

FURTHER RESOLVED that, the Company be, and is hereby authorized to perform its obligations under the Purchase Agreement, and shall direct its transfer agent to issue 3,000,000 shares of the Company’s restricted Common Stock to each of the 3 Sellers, with appropriate legends required under applicable securities laws, rules and regulation, including, but not limited to Rule 144 promulgated under the Securities Act of 1933, as amended. The Sellers shall each execute appropriate subscription documents for the issuance of such shares, as determined appropriate by securities counsel, to insure compliance with all applicable securities laws, rules and regulations

FURTHER RESOLVED that, Director Frick is hereby authorized to and directed, as the “Authorized Signatory” of the Company, to:(a) execute and deliver for and on behalf of the Company under the common seal of the Company, or otherwise, any and all instruments and documents of any kind whatsoever required in connection with the foregoing resolutions, in such form and with such amendments or variations as the Authorized Signatory deems necessary, appropriate or expedient in the circumstance, and do or cause to be done all such other acts or things for or on behalf of the Company as may be, in the Authorized Signatory’s sole discretion, necessary, appropriate or expedient in the circumstances for the purpose of giving effect to this resolution and the completion of the matters contemplated herein and the execution and delivery by the Authorized Signatory of any agreement, direction, certificate, acknowledgement or other document of any kind whatsoever in the name of or on behalf of the Company in connection with any transaction or matter contemplated by this resolution shall be binding on the Company and shall be conclusively presumed to be the act of the Company.

4

The Directors then discussed the fact that the Purchase Agreement provided that Steve Raack, who was the founder and creator of a significant portion of the technology and intellectual property acquired by the Company through the Purchase Agreement, which has been approved and fully executed hereunder, be appointed as (1) a Director to fill the remaining term of Ms. Sreyneang Jin, who resigned from her official positions as Director and COO of the Company on October 25, 2017, and (2) the CEO and President of the Company.

Director Tom Raack abstained from the matter, and Director Markus Frick moved to appoint Steve Raack to the Director vacancy created by the referenced resignation. and approved the appointment of Steve Raack as a Director, and then adopted a resolution whereby it was:

RESOLVED that, Steve Raack be appointed as a Director, to serve until his successor is elected and accepts the position. Directors Tom Raack and Markus W. Frick then welcomed Steve Raack to the Board, and Director Steve Raack thanked the other Directors and stated his unconditional acceptance of his position.

The three (3) Directors then discussed a re-alignment of their respective positions in the management of the Company. After a discussion of the matter, the Directors adopted a resolution whereby it was:

RESOLVED that, the Board accept the voluntary resignation of Thomas Raack as Chairman of the Board, CEO and President, and that the Board appoint Steven Raack to serve as the Company’s new Chairman of the Board, CEO and President, all effective this date. Tom Raack will remain in his positions of Director, Secretary, Treasurer and Chief Financial Officer.

FURTHER RESOLVED that, the officers and counsel shall take all action and execute any and all documents deemed necessary and appropriate to file and notify regulatory authorities of this action, and otherwise comply with applicable laws, rules and regulations.

FURTHER RESOLVED that, the officers and corporate and securities counsel shall take any and all action, and execute any and all documents deemed necessary and appropriate, to effect the Resolutions adopted herein, including actions to file and notify regulatory authorities of this action, and otherwise comply with all applicable laws, rules and regulations.

There being no further business to come before the meeting, and upon motion duly made and seconded, the meeting was adjourned.

/s/Markus W. Frick
Markus W. Frick, Director

5

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

A Special Meeting of the Board of Directors of Sheng Ying Entertainment Corp., a Nevada corporation, was held by Mr. Thomas Raack, the sole Director on the 12th day of December, 2017, for the purpose of considering the appointment of a new Director to the Board, and transacting any other business as may properly come before the meeting.

Tom Raack, the sole Director, called the meeting to order, presided over the meeting and recorded the minutes of the meeting.

The reading, correcting and approval of the minutes of the last meeting was waived by Director Raack.

Director Raack considered the appointment of 1 new Director. He also had a conference with Markus W. Frick and concluded that, based on his education, experience and know-how in disciplines related to the business of the company, he would be an excellent addition to the Board.

Director Raack then adopted a resolution whereby it was:

RESOLVED that, Markus W. Frick be appointed as a Director, to serve until his successor is elected and accepts the position.

FURTHER RESOLVED that, the officers and counsel shall take all action and execute any and all documents deemed necessary and appropriate to file and notify regulatory authorities of this action, and otherwise comply with applicable laws, rules and regulations.

There being no further business to come before the meeting, and upon motion duly made and seconded, the meeting was adjourned.

/s/ Tom Raack
Tom Raack, Chairman of the Board

WAIVER OF NOTICE AND CONSENT

TO A SPECIAL MEETING OF THE BOARD OF DIRECTORS

OF

SHENG YING ENTERTAINMENT CORP.

The undersigned, being the sole Director of the corporation, does hereby consent to and waive notice of the time, place and purpose of a special meeting of the Directors of Sheng Ying Entertainment Corp., and consents that the meeting may be held by him, in his office in California, on the 12th day of December, 2017, for purpose of considering the appointment of a new Director to the Board, and transacting any other business as may properly come before the meeting.

.

Dated this 12th of December, 2017

/s/ Tom Raack
Thomas Raack, Director

6